================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 7, 2004




                               ELECTRO ENERGY INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             FLORIDA                     333-90614              59-3217746
--------------------------------------------------------------------------------
  (State or other jurisdiction of  (Commission File Number)    (IRS Employer
  incorporation or organization)                             Identification No.)


 30 SHELTER ROCK ROAD
 DANBURY, CONNECTICUT                                              06810
--------------------------------------------------------------------------------
 (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (203) 797-2699




                              MCG DIVERSIFIED, INC.
                             770 FIRST AVENUE NORTH
                             ----------------------
                          ST. PETERSBURG, FLORIDA 33701
          (Former name or former address, if changed since last report)


================================================================================

                           CURRENT REPORT ON FORM 8-K

                               ELECTRO ENERGY INC.

                                  JUNE 7, 2004

ITEMS 1 AND 5. CHANGES IN CONTROL OF REGISTRANT AND OTHER EVENTS AND REGULATION
               FD DISCLOSURE.

     Effective June 7, 2004, MCG Diversified, Inc., a Florida corporation, completed a reverse merger transaction, in which it caused EEI Acquisition Corp., a Delaware corporation and newly-created, wholly-owned subsidiary of MCG Diversified, to be merged with and into Electro Energy Inc., a Delaware corporation engaged in the business of developing, manufacturing and commercializing high-powered, rechargeable bipolar nickel metal hydride batteries for use in a wide range of applications, including military communications, satellites, aircraft auxiliary power, medical applications, hybrid electric vehicles, cordless power tools and electric bikes and scooters. As a result of the merger, Electro Energy will continue as a wholly-owned subsidiary of MCG Diversified, and Electro Energy's former security holders will acquire a majority of the outstanding shares of common stock, par value $.001 per share, of MCG Diversified. The reverse merger was consummated under Delaware law and pursuant to an Agreement of Merger and Plan of Reorganization, dated May 7, 2004 (the "Merger Agreement"), among the parties. Concurrently with the closing of the reverse merger, MCG Diversified completed a private placement of shares of its series A convertible preferred stock and warrants to purchase shares of its common stock to accredited investors, and received gross proceeds of $3,001,132.19 at the initial closing of the private placement.

     Immediately following the closing of the reverse merger, MCG Diversified effected a change in the name of the company from MCG Diversified to Electro Energy Inc. The corporate name change had been approved by the board of directors and the holders of a majority of the outstanding shares of common stock of MCG Diversified prior to and as part of the closing of the reverse merger.

     Pursuant to the Merger Agreement, at closing, MCG Diversified issued 9,500,000 shares of its common stock to the former security holders of Electro Energy, representing 70.9% of the outstanding MCG Diversified common stock following the merger, in exchange for 100% of the outstanding capital stock of Electro Energy. The consideration issued in the merger was determined as a result of arm's-length negotiation between the parties.

     MCG Diversified assumed all of Electro Energy's obligations under the Electro Energy 1993 Stock Compensation Plan. At the time of the merger, Electro Energy had outstanding stock options to purchase 2,232,121 shares of common stock, which outstanding options were amended by action of Electro Energy's Board of Directors after the closing of the reverse merger to become stock options to purchase shares of common stock of MCG Diversified. In addition, all outstanding warrants issued by Electro Energy prior to the merger to purchase shares of Electro Energy common stock were amended to become MCG Diversified warrants to purchase common stock of MCG Diversified on the same terms and conditions as those warrants issued by Electro Energy. At the closing of the merger, all outstanding Electro Energy warrants were exercisable for 526,444 shares of Electro Energy common stock, and were amended to become warrants to purchase a like number of shares of MCG Diversified common stock.

     In connection with the merger, MCG Diversified completed an initial closing of a private placement of 3,001 units, each unit consisting of one share of MCG Diversified's series A convertible preferred stock, par value $.001 per share, and a detachable warrant to purchase shares of common stock, at a purchase price of $1,000 per unit, to accredited investors pursuant to the terms of a Confidential

     Private Placement Memorandum, dated April 8, 2004, as supplemented. Each share of series A preferred stock is initially convertible into 400 shares of common stock at any time. The warrants entitle the holder to purchase 200 shares of common stock at an exercise price of $2.50 per share through June 7, 2007. Gross proceeds to MCG Diversified from the initial closing of the private placement were $3,001,132.19, inclusive of $61,000 of transaction fees and expenses which were converted at the closing into units in the private placement.

     After the closing of the merger and the initial closing of the private placement, MCG Diversified had outstanding 12,197,561 shares of common stock, 3,001 shares of series A convertible preferred stock (which are convertible into 1,200,400 shares of common stock at any time), warrants to purchase 1,589,294 shares of common stock, and stock options to purchase 2,232,121 shares of common stock.

     The shares of MCG Diversified common stock issued to former holders of Electro Energy common stock in connection with the merger, and the shares of MCG Diversified series A convertible preferred stock and warrants, and common stock underlying those warrants, issued in the private placement were not registered under the Securities Act of 1933, and therefore may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. Certificates representing these securities contain a legend stating the same.

     Pursuant to the Merger Agreement, at the closing of the merger, Martin G. Klein, Michael D. Eskra, Joseph Engelberger, Warren D. Bagatelle and Farhad Assari were appointed to the board of directors of MCG Diversified to serve until the next annual meeting of stockholders. In connection with the appointment of these five directors, at the closing of the merger, Marguerite Godels, Laura L. Larsen, Brian Bell, Dale Salmon and Jay D. Solomon, the sole members of the board of directors of MCG Diversified prior to the merger, resigned as directors of MCG Diversified. In addition, at the closing of the merger, the board of directors appointed Mr. Klein as Chief Executive Officer, Mr. Eskra as President and Chief Operating Officer, and Audra J. Mace as Chief Financial Officer, of MCG Diversified.

     The merger is being accounted for as a reverse merger, since the stockholders of Electro Energy own a majority of the outstanding shares of common stock of MCG Diversified immediately following the merger. MCG Diversified intends to carry on Electro Energy's business as a wholly-owned subsidiary. MCG Diversified has relocated its executive offices to those of EEI at 30 Shelter Rock Road, Danbury, Connecticut 06841, and its telephone number is
(203) 797-2699.

     Electro Energy is filing this Current Report on Form 8-K for the purpose of providing summary information regarding the merger and the private placement. Electro Energy expects to file a more complete Form 8-K setting forth the information required by Items 1, 2, 4, 5, 7 and 8 of that Form within the time periods permitted by Form 8-K. In addition, MCG Diversified issued a press release announcing the merger and the private placement. A copy of the press release is filed as an exhibit to this Report.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c) Exhibits.
       ---------

   Exhibit No.    Description
   -----------    -----------

      99.1        Press Release issued by MCG Diversified, Inc. on June 9, 2004.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 10, 2004                         ELECTRO ENERGY INC.



                                             By: /s/Martin G. Klein
                                                 -------------------------------
                                                    Martin G. Klein
                                                    Chief Executive Officer

                                  EXHIBIT INDEX


    Exhibit No.   Description
    -----------   -----------

    99.1          Press Release issued by MCG Diversified, Inc. on June 9, 2004.